Exhibit 99.1
Execution Copy
[CINCINNATI BELL]
THIRD AMENDMENT TO
RECEIVABLES PURCHASE AGREEMENT
     THIS THIRD AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of March 19, 2009, is entered into among CINCINNATI BELL FUNDING LLC (the “Seller”), CINCINNATI BELL INC. (the “Servicer”), the Purchasers and Purchaser Agents parties hereto and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrator for each Purchaser Group (the “Administrator”).
RECITALS
     1. The parties hereto are parties to the Receivables Purchase Agreement, dated as of March 23, 2007 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and
     2. The parties hereto desire to amend the Agreement as hereinafter set forth.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement. As used herein, “New Originator” means Cincinnati Bell Technology Solutions Inc., a Delaware corporation, and its successors and permitted assigns and “PSA Amendment” means that certain Joinder and First Amendment to the Purchase and Sale Agreement, dated as of the date hereof, by and among the New Originator, the existing Originators, the Seller and CB and consented to by the Administrator and the Purchaser Agent.
     SECTION 2. Amendments to the Agreement.
     2.1 The “Commitment” with respect to each Related Committed Purchaser is hereby amended to be the amount set forth below such Related Committed Purchaser’s signature hereto.
     2.2 Clause (b) of Section 1.6 of the Agreement is hereby amended by deleting the reference to the percentage “2.0%” therein and substituting a reference to the percentage “3.0%” therefor.
     2.3 The definition of “Alternate Rate” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
     “Alternate Rate” for any Yield Period for any Capital (or portion thereof) funded by any Purchaser other than through the issuance of Notes, means an interest rate per annum equal to, at the option of such Purchaser: (a) 4.00% per annum above the Euro-Rate for such Yield Period, only to the extent that the Euro-Rate is available, or (b) the Base Rate for such Yield Period; provided, however, that the “Alternate Rate” for any day while a Termination Event exists shall be an interest rate equal to the greater of (i) 3.0% per annum above the Base Rate in effect on such day and (ii) the “Alternate Rate” as calculated in clause (a) above.
     2.4 The definition of “Concentration Percentage” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
     “Concentration Percentage” means, at any time for any Obligor, the applicable Concentration Percentage set forth below:

Obligor	Concentration Percentage
The General Electric Companies, so long as the long term unsecured debt rating of General Electric Company is at least “AA” by Standard and Poor’s and at least “Aa2” by Moody’s	15%

The General Electric Companies, so long as the long term unsecured debt rating of General Electric Company is at least “A” by Standard and Poor’s and at least “A2” by Moody’s	10%

Any other Obligor (including the General Electric Companies if they do not fall within one of the other categories above)	3%
     2.5 The last sentence of “CP Rate” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
     The “CP Rate” for any day while a Termination Event exists shall be an interest rate equal to the greater of (i) 3.0% per annum above the Base Rate in effect on such day and (ii) the “Alternate Rate” as calculated in clause (a) of the definition thereof.
     2.6 Clause (a) of the definition of “Defaulted Receivable” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
(a) as to which any payment, or part thereof, remains unpaid for more than 120 days from the original due date for such payment, except that, in the case of a CBTS Receivable, a Receivable as to which any payment, or part thereof, remains unpaid for more than 150 days from the original invoice date of such Receivable.
     2.7 The definition of “Delinquent Receivable” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
“Delinquent Receivable” means a Receivable as to which any payment, or part thereof, remains unpaid for more than 60 days from the original due date for such payment; provided, that in the case of a CBTS Receivable, a Delinquent Receivable means a Receivable that remains unpaid for more than 90 days from the original invoice date of such Receivable.

     2.8 The definition of “Dilution Reserve Percentage” set forth in Exhibit I to the Agreement is hereby amended by deleting the reference to the number “2” therein and substituting a reference to the number “2.25” therefor.
     2.9 Clause (c) of the definition of “Eligible Receivables” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
(c) that does not have a stated maturity which is more than 46 days after the original invoice date of such Receivable; provided, that in the case of Pool Receivables the Obligor of which is one of the General Electric Companies, an Eligible Receivable means a Pool Receivable that does not have a stated maturity which is more than 120 days after the original invoice date, so long as (i) General Electric Company maintains a long term unsecured debt rating of at least “A” by Standard & Poor’s and at least “A2” by Moody’s and (ii) such Pool Receivable meets each of the other criteria set forth in this definition,
     2.10 Clause (p) of the definition of “Eligible Receivables set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
(p) that represents amounts that are either (i) earned and payable by the Obligor that are not subject to the performance of additional services by the Originator thereof or (ii) so long as (A) CBT’s senior unsecured debt rating is “B” or better from S&P and “B2” or better from Moody’s and (B) the Federal Communications Commission has not released a CBT Public Notice, a receivable billed to the Obligor for a service to be provided during the immediate subsequent billing period,
     2.11 The definition of “Eligible Receivables” set forth in Exhibit I to the Agreement is hereby amended by (i) deleting the period at the end of clause (q) thereof and inserting in its place the phrase “, and”; and (ii) inserting in the appropriate alphabetical order the following new clause (r):
(r) that is not a CBTS Lease Receivable.
     2.12 The definition of “Excess Concentration” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
     “Excess Concentration” means the sum of the amounts by which the Outstanding Balance of Eligible Receivables of each Obligor then in the Receivables Pool exceeds an amount equal to the sum of: (i) an amount equal to (a) the Concentration Percentage multiplied by (b) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool, plus (ii) the amount by which the aggregate Outstanding Balance of all Eligible Receivables then in the

Receivables Pool which were billed to the Obligor for a service to be provided during the immediate subsequent billing period exceeds 20% of the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool.
     2.13 Clause (i)(A) of the definition of “Loss Reserve Percentage” set forth in Exhibit I to the Agreement is hereby amended by deleting the reference to the number “2” therein and substituting a reference to the number “2.25” therefor.
     2.14 The definition of “Permitted Adverse Claim” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
     “Permitted Adverse Claim” means (a) liens created or arising in favor of Administrator for the benefit of Purchasers pursuant to the Transaction Documents; (b) any Adverse Claim in respect of any Receivable which will be released on, prior to or upon or contemporaneously with the sale or transfer of such Receivable under the Sale Agreement; (c) any Adverse Claim in favor of an Obligor on a Receivable that represents amounts billed to such Obligor for service to be provided during the immediate subsequent billing period; (d) solely in the case of any Originator (i) liens for taxes, assessments or other governmental charges not delinquent or being contested in good faith and by appropriate proceedings and with respect to which proper reserves have been established by the applicable Originator in accordance with GAAP; provided, that, the lien shall have no effect on the priority of the liens in favor of Administrator or the value of the assets in which Administrator has such a lien and a stay of enforcement of any such lien shall be in effect; (ii) judgment liens, not in excess of $250,000, that have been stayed or bonded and are being contested in good faith by the applicable Originator; provided that proper reserves have been established therefor by such Originator in accordance with GAAP, and (iii) mechanics’, workers’, materialmen’s or other like liens, not in excess of $100,000, arising in the ordinary course of such Originator’s business with respect to obligations which are not due or which are being contested in good faith by such Originator and for which proper reserves have been established in accordance with GAAP, and which have not been outstanding for longer than 30 days; and (e) any Adverse Claim arising by virtue of an Equipment Lessor’s Lien; provided, that the Outstanding Balance of all Receivables then in the Receivables Pool that are subject to Equipment Lessor’s Liens shall not at any time exceed $1,000,000.
     2.15 The definition of “Purchase Limit” set forth in Exhibit I to the Agreement is hereby amended by deleting the reference to the amount “$80,000,000” therein and substituting a reference to the amount “$115,000,000” therefor.
     2.16 The definition of “Receivables” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
     “Receivable” means any indebtedness and other obligations owed to any Originator, CB or the Seller or any right of the Seller, CB or any Originator to payment from or on behalf of an Obligor, or any right to reimbursement for funds paid or advanced by the Seller, CB or any Originator on behalf of an Obligor, whether constituting an account, chattel paper, payment intangible, instrument or general intangible, in each instance arising in connection with (a) the sale of goods or the rendering of services or (b) the lease, license, rental or use of equipment, facilities or software, and includes, without limitation, (i) the obligation to pay any finance charges, fees and other charges with respect thereto and (ii) amounts billed to the Obligor for such service or any other of the foregoing to be provided during the immediate subsequent billing period. Indebtedness and other obligations arising from any one transaction, including, without limitation, indebtedness and other obligations represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other obligations arising from any other transaction.
     2.17 The definition of “Specified Receivables” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
     “Specified Receivables” means Lebanon Receivables, eGIX Receivables, ATI Receivables, Cintech Receivables, GramTel Receivables, Equipment Lease Receivables and CBTS Software Receivables, in each case until the conditions set forth in the respective definitions therefore are no longer applicable.
     2.18 Clause (b)(i) of the definition of “Total Reserves” set forth in Exhibit I to the Agreement is hereby amended by deleting the reference to the percentage “14.94%” therein and substituting a reference to the percentage “22.91%” therefor.
     2.19 Exhibit I to the Agreement is hereby amended by adding thereto in the appropriate alphabetical order the following new definitions:
     “ATI Receivables” means Receivables generated by the line of business formerly known as ATI and now contained within CBTS but accounted for under a separate billing and accounting platform than the CBTS Receivables, until such time as the Administrator and each Purchaser Agent have received a certificate of CB stating that such Receivables have been migrated to the systems, processes and policies of CB and its subsidiaries.
     “CBT Public Notice” means a public notice, issued by the Federal Communications Commission, announcing a request by CBT to discontinue, reduce or impair service.
     “CBTS” means Cincinnati Bell Technology Solutions Inc., a Delaware corporation, and its successors and permitted assigns.
     “CBTS Default Ratio” means the ratio (expressed as a percentage and rounded to the nearest 1/100 of 1%) computed as of the last day of each calendar month by dividing: (a) the aggregate Outstanding Balance of all CBTS Receivables in the Receivables Pool that became Defaulted Receivables during such calendar month (other than CBTS Receivables that became Defaulted Receivables as a result of an Event of Bankruptcy with respect to the Obligor thereof during such month), by (b) the aggregate credit sales made by CBTS during the calendar month that is 6 calendar months before such calendar month.

     “CBTS Delinquency Ratio” means the ratio (expressed as a percentage and rounded to the nearest 1/100 of 1%, with 5/1000th of 1% rounded upward) computed as of the last day of each calendar month by dividing: (a) the aggregate Outstanding Balance of all CBTS Receivables in the Receivables Pool that were Delinquent Receivables on such day by (b) the aggregate Outstanding Balance of all CBTS Receivables then in the Receivables Pool on such day.
     “CBTS Dilution Ratio” means the ratio (expressed as a percentage and rounded to the nearest 1/100th of 1%, with 5/1000th of 1% rounded upward), computed as of the last day of each calendar month by dividing: (a) the aggregate amount of payments made or owed by the Seller with respect to any CBTS Receivable pursuant to Section 1.4(e)(i) of this Agreement during such calendar month by (b) the aggregate credit sales made by CBTS during the calendar month that is one month prior to such calendar month.
     “CBTS Lease Receivables” means a Receivable the Originator of which is CBTS and for which the underlying goods and services are hardware and related services procured by the Obligor from CBTS, but of which the expectation for payment of such Receivable is by a third party financier as part of a direct leasing arrangement between such third party financier and the Obligor for such goods and services.
     “CBTS Receivable” means a Receivable the Originator of which is CBTS.
     “CBTS Software Receivables” means Receivables generated by CBTS’ subsidiary CBTS Software LLC but billed and accounted for under a separate billing and accounting platform than the CBTS Receivables, until such time as either: (i) CBTS Software LLC shall have become an Originator under the Purchase and Sale Agreement by executing a Joinder Agreement and otherwise satisfying the terms and conditions set forth in Section 4.3 of the Purchase and Sale Agreement; or (ii) (A) such subsidiary has been merged into CBTS in accordance with the terms and provisions of the Purchase and Sale Agreement and the other Transaction Documents, and (B) the Administrator and each Purchaser Agent have received a certificate of CB stating that such Receivables have been migrated to the systems, processes and policies of CB and its subsidiaries.
     “Cintech Receivables” means Receivables generated by the line of business formerly known as Cintech and now contained within CBTS but accounted for under a separate billing and accounting platform than the CBTS Receivables, until such time as the Administrator and each Purchaser Agent have received a certificate of CB stating that such Receivables have been migrated to the systems, processes and policies of CB and its subsidiaries.

     “Equipment Lease Receivable” means a Receivable that arises in connection with the provision by CBTS of goods or services to an Obligor which provision of goods or services includes equipment or software leased by CBTS from a third party equipment lessor until such time as the Equipment Lessor’s Lien no longer attaches to the Receivables and Related Rights.
     “Equipment Lessor’s Lien” means a Lien in favor of a third party equipment lessor under a lease agreement covering equipment or software leased by CBTS in connection with the provision of goods or services to an Obligor which provision of goods and services includes such equipment or software.
     “General Electric Companies” means, collectively, General Electric Company and its subsidiaries. General Electric Companies shall be deemed to include those companies that are one of the General Electric Companies as of the date hereof, or which constitute a line of business within one of the General Electric Companies, but are subsequently spun-off, or sold, so long as such entity remains an Obligor hereunder.
     “General Electric Company” means General Electric Company, a New York Corporation.
     “GramTel Receivables” means Receivables generated by CBTS’ subsidiary GramTel Inc. but billed and accounted for under a separate billing and accounting platform than the CBTS Receivables, until such time as either: (i) GramTel Inc. shall have become an Originator under the Purchase and Sale Agreement by executing a Joinder Agreement and otherwise satisfying the terms and conditions set forth in Section 4.3 of the Purchase and Sale Agreement; or (ii) (A) such subsidiary has been merged into CBTS in accordance with the terms and provisions of the Purchase and Sale Agreement and the other Transaction Documents, and (B) the Administrator and each Purchaser Agent have received a certificate of CB stating that such Receivables have been migrated to the systems, processes and policies of CB and its subsidiaries.
     “Legacy Default Ratio” means the ratio (expressed as a percentage and rounded to the nearest 1/100 of 1%) computed as of the last day of each calendar month by dividing: (a) the aggregate Outstanding Balance of all Legacy Receivables in the Receivables Pool that became Defaulted Receivables during such calendar month (other than Legacy Receivables that became Defaulted Receivables as a result of an Event of Bankruptcy with respect to the Obligor thereof during such month), by (b) the aggregate credit sales made by the Legacy Originators during the calendar month that is 6 calendar months before such calendar month.
     “Legacy Delinquency Ratio” means the ratio (expressed as a percentage and rounded to the nearest 1/100 of 1%, with 5/1000th of 1% rounded upward) computed as of the last day of each calendar month by dividing: (a) the aggregate Outstanding Balance of all Legacy Receivables in the Receivables Pool that were Delinquent Receivables on such day by (b) the aggregate Outstanding Balance of all Legacy Receivables in the Receivables Pool on such day.

     “Legacy Dilution Ratio” means the ratio (expressed as a percentage and rounded to the nearest 1/100th of 1%, with 5/1000th of 1% rounded upward), computed as of the last day of each calendar month by dividing: (a) the aggregate amount of payments made or owed by the Seller with respect to any Legacy Receivable pursuant to Section 1.4(e)(i) of this Agreement during such calendar month by (b) the aggregate credit sales made by the Legacy Originators during the calendar month that is one month prior to such calendar month.
     “Legacy Originator” means any of CBAD, CBCP, CBET, CBT and CBW.
     “Legacy Receivable” means a Receivable the Originator of which is a Legacy Originator.
     2.20 Section 1(b) of Exhibit IV to the Agreement is hereby amended by inserting, in the appropriate numerical order, the following new clause (vii):
(vii) Notice of CBT Public Notice. The issuance of an CBT Public Notice, together with a statement of the chief financial officer or chief accounting officer of the Seller setting forth details of such CBT Public Notice and any action which the Seller proposes to take with respect thereto.
     2.21 Clause (g) of Exhibit V to the Agreement is hereby amended and restated in its entirety as follows:
     (g) (i) the (A) Legacy Default Ratio shall exceed 3.0%, (B) (B) Legacy Delinquency Ratio shall exceed 15.0%, (C) CBTS Default Ratio shall exceed 12.00% or (D) CBTS Delinquency Ratio shall exceed 30.00%, (ii) the average for three consecutive calendar months of: (A) the Legacy Default Ratio shall exceed 2.0%, (B) the Legacy Delinquency Ratio shall exceed 12.0%, (C) the Legacy Dilution Ratio shall exceed 3.0%, (D) the CBTS Default Ratio shall exceed 9.00%, (E) the CBTS Delinquency Ratio shall exceed 28.00% or (F) the CBTS Dilution Ratio shall exceed 9.00% or (iii) the Days’ Sales Outstanding exceeds 45 days;
     2.22 Schedule I to the Agreement is hereby amended and restated in its entirety as Schedule I attached hereto.
     2.23 Schedule II to the Agreement is hereby amended and restated in its entirety as Schedule II attached hereto.
     SECTION 3. Reaffirmation of Performance Guarantor. CB, in its capacity as Performance Guarantor under the Performance Guaranty, hereby (i) consents (to the extent required under the Performance Guaranty or any applicable law) to and acknowledges and agrees with the amendments contemplated by this Amendment and by the PSA Amendment and any and all other amendments, modifications or waivers to or in the Transaction Documents amended on or before the date hereof, including any and all provisions thereof that increase the obligations of any Originator, Servicer, Sub-Servicer or Seller, and (ii) confirms and agrees that, at all times from and after the Effective Date (as defined below), all of the terms, covenants, conditions, agreements, undertakings and obligations of the New Originator under the Purchase and Sale Agreement and each other Transaction Document to which it is or becomes a party shall be, for all purposes of the Performance Guaranty and the other Transaction Documents, included in and made part of the Guaranteed Obligations described therein and (iii) ratifies and reaffirms all of its payment and performance obligations under the Performance Guaranty.
     SECTION 4. Representations and Warranties. Each of the Seller, the Servicer and the Performance Guarantor, as applicable, hereby represents and warrants to the Administrator, each Purchaser and each Purchaser Agent as follows:
     (a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof and after giving effect to this Amendment (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
     (b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.
     (c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
     SECTION 5. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
     SECTION 6. Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) subject to the condition precedent that the Administrator shall have received on or before the Effective Date each of the following, each in form and substance satisfactory to the Administrator:
     (a) executed counterparts of (i) this Amendment, (ii) the PSA Amendment (and evidence that each of the conditions to effectiveness set forth therein have been satisfied) and (iii) the amended and restated Purchaser Group Fee Letter, dated as of the date hereof (including receipt of the “Amendment Fee” referred to therein), in each case duly executed by each of the parties thereto;
     (b) secretary’s certificates of each of the Seller, the New Originator, the Servicer and the Performance Guarantor certifying: (i) a copy of the resolutions authorizing such party’s execution, delivery and performance of this Amendment and the other documents to be delivered by it in connection herewith, as applicable, (ii) a copy of the organizational documents of such party, (iii) good standing certificates for each such party issued by the Secretary of State (or similar official) of the state of each such Person’s organization and (iv) the names and true signatures of such party’s officers who are authorized on its behalf to execute this Amendment and any other documents to be delivered by it in connection herewith, as applicable;
     (c) acknowledgment copies, or time stamped receipt copies, of proper financing statements, duly filed on or before the Effective Date under the UCC of all jurisdictions necessary in order to perfect the interests of the Seller and the Administrator (on behalf of each Purchaser) contemplated by the Agreement and the Sale Agreement;
     (d) acknowledgment copies, or time-stamped receipt copies, of proper financing statements, if any, necessary to release all security interests and other rights of any Person in the Receivables, Contracts or Related Security previously granted by the New Originator;
     (e) completed UCC search reports, dated on or shortly before the Effective Date, listing the financing statements filed in all applicable jurisdictions, that name the New Originator as debtor, together with copies of such other financing statements, and similar search reports with respect to judgment liens, federal tax liens and liens of the Pension Benefit Guaranty Corporation in such jurisdictions, as the Administrator may reasonably request, showing no Adverse Claims on any Pool Assets (other than those which have been released as described in the preceding clause (d));
     (f) favorable opinions, addressed to the Administrator, each Purchaser and each Purchaser Agent in form and substance reasonably satisfactory to the Administrator and each Purchaser Agent, of The Law Offices of Thomas W. Bosse, PLLC, Cravath, Swaine & Moore LLP or Richards, Layton & Finger P.A., counsel for Seller, the New Originator, the Servicer and the Performance Guarantor, covering such matters as the Administrator may reasonably request, including, without limitation, organizational and enforceability matters, certain bankruptcy matters and certain UCC perfection and priority matters;
     (g) an Information Package representing the performance of the Receivables Pool for the calendar month before closing;
     (h) evidence of payment by the Seller of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Effective Date; and
     (i) such other documents and instruments as the Administrator may reasonably request.
     SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.

     SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.
     SECTION 9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[Signatures begin on next page]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CINCINNATI BELL FUNDING LLC, as Seller
By:	/s/ Kimberly H. Sheehy
	Name:	Kimberly H. Sheehy
	Title:	Vice President and Treasurer

CINCINNATI BELL INC., as Servicer
By:	/s/ Kimberly H. Sheehy
	Name:	Kimberly H. Sheehy
	Title:	Vice President and Treasurer

PNC BANK, NATIONAL ASSOCIATION, as Administrator
By:	/s/ William P. Falcon
	Name:	William P. Falcon
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the Market Street Purchaser Group
By:	/s/ C. Joseph Richardson
	Name:	C. Joseph Richardson
	Title:	Senior Vice President

MARKET STREET FUNDING LLC, as a Related Committed Purchaser
By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President

Commitment: $115,000,000 MARKET STREET FUNDING LLC, as a Conduit Purchaser
By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President

CINCINNATI BELL INC., as Performance Guarantor
By:	/s/ Kimberly H. Sheehy
	Name:	Kimberly H. Sheehy
	Title:	Vice President and Treasurer